Mirae Asset Discovery Funds

(the “Funds”)

Supplement dated May 6, 2015 to the Prospectus and Statement of Additional Information dated August 28, 2014

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Funds’ Prospectus and Statement of Additional Information (“SAI”) dated August 28, 2014.

Effective March 31, 2015, SunGard Investor Services, LLC (“SunGard”), has replaced Citi Fund Services Ohio, Inc. (“Citi”) as the transfer agent to the Funds. As a result, all references to Citi as transfer agent to the Funds in the Prospectus and SAI are deleted and replaced with SunGard.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE